UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2010

 SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3246
(Address of principal executive offices, including zip code)

(630) 577-3206
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 4, 2010, SXC Health Solutions Corp. (“SXC”) announced its earnings for the three months and year ended December 31, 2009.  Further details are described in the press release issued by SXC on March 4, 2010, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

                The information contained in, or incorporated into, this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01. Other Events.

On March 4, 2010, SXC announced a new agreement with HealthSpring Inc. pursuant to which SXC’s subsidiary informedRx will provide HealthSpring with its full suite of PBM services, managing an anticipated drug spend of approximately $1 billion annually.  The initial term of the agreement is three years with provisions for two additional one-year extensions.  HealthSpring will deploy mail and specialty pharmacy services beginning in 2010, with implementation of the full PBM services on January 1, 2011.

For financial statement reporting purposes with respect to the agreement, SXC expects to use “gross reporting,” which means that, because SXC acts as a principal (rather than an agent) in the fulfillment of prescriptions through its pharmacy network, revenues under the agreement are expected to be recognized at the prescription price (ingredient cost plus dispensing fee) negotiated with the customer, plus SXC’s administrative fee.  Because of gross reporting and the size of this agreement, SXC expects that margins related to this agreement will be materially lower than historical margins.

Further details are described in the press release issued by SXC on March 4, 2010, which is filed as Exhibit 99.2 hereto.

Forward-Looking Statements
Certain statements included herein, including those that express management's expectations or estimates of our future performance relating to the new agreement with HealthSpring Inc., constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Factors to be considered are discussed from time to time in SXC’s filings with the U.S. Securities and Exchange Commission, including the risks and uncertainties discussed under that captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)
Exhibits.

99.1  Press release issued March 4, 2010 related to earnings for the three months and year ended December 31, 2009

99.2  Press release issued March 4, 2010 related to an agreement with HealthSpring Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: March 4, 2010	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Chief Financial Officer